SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[X]  Preliminary  Proxy  Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive  Proxy  Statement

[_]  Definitive  Additional  Materials

[_]  Soliciting  Material  Pursuant  to  Sec. 240.14a-12

                        INTERVEST BANCSHARES CORPORATION
                        --------------------------------
                (Name of Registrant as Specified in its Charter)

                        --------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No  fee  required

[_]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:
          _________

     2)   Aggregate number of securities to which transaction applies: _________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:
          _____________________________________________

     4)   Proposed  maximum  aggregate  value  of  transaction: ________________

     5)   Total  fee  paid:  ___________________________________________________

[_]  Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:  ___________________________________________

     2)   Form,  Schedule  or  Registration  Statement No.: ____________________

     3)   Filing  Party:  ______________________________________________________

     4)   Date  Filed:  ________________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON THURSDAY, MAY 25, 2006


     NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Intervest Bancshares Corporation (the "Company") will be held on Thursday, May 25, 2006, at 9:30 a.m., New York time, at the offices of the Company, One Rockefeller Plaza (Suite 400) New York, New York, 10020 for the following purposes:

     1.   To elect directors;

     2. To consider and approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 9,500,000 to 12,000,000;

     3.   To consider and approve the 2006 Long Term Incentive Plan;

     4. To consider and approve amendments to outstanding common stock warrants held by the Chairman; and

     5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Pursuant to the Company's Bylaws, the Board of Directors of the Company has fixed the close of business on March 31, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of Class A or Class B common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.


                                        By Order of the Board of Directors,



                                        Jerome Dansker
                                        Chairman of the Board

April 15, 2006

New York, New York

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                       2006 ANNUAL MEETING OF STOCKHOLDERS

                        INTERVEST BANCSHARES CORPORATION
                        ONE ROCKEFELLER PLAZA (SUITE 400)
                  NEW YORK, NEW YORK 10020-2002 (212) 218-2800

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (sometimes referred to herein as the "Board") of Intervest Bancshares Corporation, a Delaware corporation (the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held on Thursday, May 25, 2006, or on the date of any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     This proxy statement and the accompanying proxy card are being mailed to stockholders commencing on or about April 15, 2006. The Annual Report for the year ended December 31, 2005, including financial statements, is being mailed to stockholders concurrently with this mailing.

     You will find a form of proxy in the envelope in which you received this proxy statement. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. A stockholder giving a proxy may revoke it at any time prior to the commencement of the Annual Meeting by: filing a written notice of revocation with the Secretary of the Company prior to the meeting; or delivering to the Secretary of the Company a duly executed proxy bearing a later date; or attending the Annual Meeting, filing a written notice of revocation with the
Secretary  of  the  meeting  and  voting  in  person.

     If the enclosed form of proxy is properly signed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. SIGNED PROXIES WITH NO INSTRUCTIONS THEREON WITH RESPECT TO THE PROPOSALS SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR THE APPROVAL OF ALL OF THE OTHER PROPOSALS SET FORTH IN THE ACCOMPANYING NOTICE. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxy on such matters as shall be determined by a majority of the Board of Directors or its Executive Committee.

     The voting securities of the Company entitled to vote at the Annual Meeting consist of shares of Class A and Class B common stock. Only stockholders of record at the close of business on March 31, 2006 are entitled to notice of and to vote at the Annual Meeting. As of March 31, 2006, there were 7,449,171 shares of the Company's Class A common stock and 385,000 shares of the Company's Class B common stock issued and outstanding.

     The holders of the outstanding shares of Class B common stock are entitled to vote for the election of two-thirds of the directors of the Company rounded up to the nearest whole number, or seven directors. The holders of the outstanding shares of Class A common stock are entitled to vote for the election of the remaining directors of the Company, or three directors. The holders of both Class A and Class B common stock as of the record date are entitled to vote on all other matters to come before the meeting, and each is entitled to one vote for each share held on the record date.

     A majority of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will have no effect on the vote. If a quorum is present, the three nominees for election by the holders of Class A common stock and the seven nominees for election by the holders of Class B common stock who receive the highest number of votes cast by holders of shares of Class A common stock and Class B common stock, respectively, will be elected as directors of the Company.

     The affirmative vote of a majority of the outstanding shares of Class A and Class B common stock entitled to vote, voting as a single class, and the affirmative vote of a majority of the outstanding shares of Class A common stock entitled to vote, voting as a separate class, is required for the adoption of the amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of the Company's Class A common stock to 12,000,000. For purposes of determining adoption of the amendment, shares represented by proxies or ballots marked "ABSTAIN" on this Item 2 will have the same effect as a vote "AGAINST" this proposal. The affirmative vote of a majority of the shares of Class A and Class B common stock voting on the proposals to approve the 2006 Long Term Incentive Plan and to approve the amendments to the warrants, voting as a single class, are required for approval of those proposals. Shares represented by proxies or ballots marked "ABSTAIN" on Item 3 and Item 4 will not have any direct effect on these proposals.

     Shares held in "street name" by brokers (meaning shares held in the name of brokers or their nominees but actually owned by the brokers' customers) must be voted by the broker in accordance with the instructions received from the customer. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called "broker non-votes") will be deemed present at the meeting for purposes of a quorum. However, broker non-votes will not be deemed entitled to vote for purposes of voting on any particular matter for which such brokers have not received instructions as to how to vote. With respect to any such matters requiring the affirmative vote of a designated percentage of all outstanding shares entitled to vote, such as Item 2, broker non-votes will be the equivalent of a vote "AGAINST" such matters.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the amount and nature of beneficial ownership of the Company's Class A and Class B common stock as of March 31, 2006 by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Class A or Class B common stock, (ii) each of the Company's current directors, (iii) each of the Company's named executive officers and (iv) all the Company's current directors and executive officers as a group.

                                              CLASS A COMMON STOCK         CLASS B COMMON STOCK
                                              --------------------         --------------------
NAME AND ADRESS OF BENEFICIAL HOLDER        SHARES        % CLASS(1)      SHARES     % CLASS(1)
------------------------------------   -----------------  -----------  ------------  -----------
HELENE D. BERGMAN . . . . . . . . . .    427,300 (2) (3)        5.74%    75,000           19.48%

DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------
LAWRENCE G. BERGMAN . . . . . . . . .    390,700                5.24%         -               -
Director, Vice President

MICHAEL A. CALLEN . . . . . . . . . .     25,000                0.34%         -               -
Director

LOWELL S. DANSKER . . . . . . . . . .    928,500 (2) (4)       12.46%   150,000           38.96%
Vice Chairman and President

JEROME DANSKER. . . . . . . . . . . .  1,005,965 (2) (5)       12.65%   355,000 (5)       61.21%
Chairman and Chief Executive Officer

PAUL R. DEROSA. . . . . . . . . . . .      5,000                0.07%         -               -
Director

STEPHEN A. HELMAN . . . . . . . . . .     48,800                0.66%         -               -
Director

WAYNE F. HOLLY. . . . . . . . . . . .     18,700 (6)            0.25%         -               -
Director

LAWTON SWAN, III. . . . . . . . . . .        500                0.01%         -               -
Director

THOMAS E. WILLETT . . . . . . . . . .      6,000                0.08%         -               -
Director

DAVID J. WILLMOTT . . . . . . . . . .     99,047                1.33%         -               -
Director

WESLEY T. WOOD. . . . . . . . . . . .     82,500                1.11%         -               -
Director

KEITH A. OLSEN. . . . . . . . . . . .      2,250                0.03%         -               -
President, Florida Division -
Intervest National Bank

JOHN J. ARVONIO . . . . . . . . . . .          -                   -          -               -
Chief Accounting Officer

ALL DIRECTORS AND EXECUTIVE OFFICERS
  AS A GROUP (13 PERSONS) . . . . . .  2,612,962               32.86%   505,000           87.07%
------------------------------------------------------------------------------------------------

(1) Percentages have been computed based upon 7,449,171 shares of Class A common stock and 385,000 shares of Class B common stock outstanding as of March 31, 2006, plus, for each person and the group, shares that person or the group has the right to acquire pursuant to warrants or convertible debentures, if any, within 60 days of such date. The address of all persons listed is: care of Intervest Bancshares Corporation, One Rockefeller Plaza (Suite 400) New York, New York 10020.
(2) Does not include shares of Class A common stock issuable upon conversion of the shares of Class B common stock beneficially owned by such person. Each share of Class B common stock is convertible into one share of Class A common stock at the option of the holder.
(3) Includes 128,571 shares held by a family limited liability company and 10,350 shares held by an adult child.
(4) Includes 207,336 shares held by a family limited liability company, 10,500 shares held by adult children and 200 shares held by his spouse.
(5) Includes 501,465 shares of Class A common stock issuable upon the exercise of warrants and 36,000 shares of Class A common stock held by his spouse. The shares of Class B common stock include 195,000 shares issuable upon the exercise of warrants and 30,000 shares held by his spouse.
(6) Includes 2,500 shares held by minor children. Does not include 26,000 shares of Class A common stock held by Sage, Rutty & Co., Inc. over which Mr. Holly does not exercise voting or investment power. Mr. Holly disclaims beneficial ownership of such shares.

PROPOSAL  ONE:  ELECTION  OF  DIRECTORS

     At the Annual Meeting, it is proposed to elect a Board of ten directors, each to serve until the next annual meeting or until a successor is elected and qualified. If no contrary specification is made, the persons named in the proxy card will vote for the election of the nominees named below. If any of these nominees should decline election or should by reason of unexpected occurrence not be able to serve, the persons named in the proxy may exercise discretionary authority to vote for a substitute or substitutes. All of the nominees are presently serving as directors of the Company. Mr. Lawrence G. Bergman, who currently is a director, is retiring and does not intend to stand for re-election to the Company's Board of Directors. Mr. Bergman's term will expire at the 2006 Annual Meeting. The names of the nominees for directors and certain information about them are set forth below.

FOR ELECTION BY THE HOLDERS OF CLASS A COMMON STOCK:

     MICHAEL A. CALLEN, age 65, serves as a Director of the Company and has served in such capacity since May 1994. Mr. Callen received a Bachelor of Arts degree from the University of Wisconsin in Economics and Russian. Mr. Callen has been President of Avalon Argus Associates, a financial consulting firm, since 1996. Mr. Callen was Senior Advisor, The National Commercial Bank, Jeddah, Kingdom of Saudi Arabia from April 1993 to April 1996. He was an independent consultant from January 1992 until June 1993, and an Adjunct Professor at Columbia University Business School during 1992. He was a Director of Citicorp and Citibank and a Sector Executive at Citicorp, responsible for corporate banking activities in North America, Europe and Japan, from 1987 to January 1992. Mr. Callen is also a Director of Intervest National Bank and Intervest Mortgage Corporation, and also serves as a Director of AMBAC, Inc., a leading provider of financial guarantees to the structured, asset-backed and mortgage-backed securities sectors.

     WAYNE F. HOLLY, age 49, serves as a Director of the Company and has served in such capacity since June 1999. Mr. Holly received a Bachelor of Arts degree in Economics from Alfred University. Mr. Holly is Chairman and President of Sage, Rutty & Co., Inc., a member of the Boston Stock Exchange. Mr. Holly has been an Officer and Director of Sage, Rutty & Co., Inc. since 1993. Mr. Holly is also a Director of Intervest National Bank and Intervest Mortgage Corporation.

     LAWTON SWAN, III, age 63, serves as a Director of the Company and has served in such capacity since February 2000. Mr. Swan received a Bachelor of Science degree from Florida State University in Business Administration and
Insurance. Mr. Swan is President and Chairman of the Board of Interisk Corporation, a consulting firm specializing in risk management and employee benefit plans, which he founded in 1978. Mr. Swan is also a Director of Intervest National Bank and Intervest Mortgage Corporation.

FOR ELECTION BY THE HOLDERS OF CLASS B COMMON STOCK:

     JEROME DANSKER, age 87, serves as Chairman of the Board of Directors and Chief Executive Officer of the Company. He has served as Chairman of the Board since 1996 and Chief Executive Officer since 2004, and has been a Director since the Company's incorporation in 1993. Mr. Dansker received a Bachelor of Science degree from the New York University School of Commerce, Accounts and Finance, and a law degree from the New York University School of Law. Mr. Dansker also serves as: Chairman of the Board of Directors of Intervest National Bank; Chairman of the Board of Directors and Executive Vice President of Intervest Mortgage Corporation; Chairman of the Board of Directors of Intervest Securities Corporation; and as an Administrator of Intervest Statutory Trust I, II, III and IV.

     LOWELL S. DANSKER, age 55, serves as a Vice Chairman of the Board of Directors, President and Treasurer of the Company, and has served in such capacities, except for Vice Chairman, since the Company's incorporation in 1993. He has served as Vice Chairman since October 2003. Mr. Dansker received a Bachelor of Science in Business Administration from Babson College and a law degree from the University of Akron School of Law. Mr. Dansker also serves as:
Vice Chairman of the Board of Directors and Chief Executive Officer of Intervest National Bank; Vice Chairman of the Board of Directors, President and Treasurer of Intervest Mortgage Corporation; Vice Chairman of the Board of

Directors, Chief Executive Officer and Registered Principal of Intervest Securities Corporation; and as an Administrator of Intervest Statutory Trust I, II, III and IV.

     PAUL R. DEROSA, age 64, serves as a Director of the Company and has served in such capacity since February 2003. Mr. DeRosa received a Bachelor of Arts degree in Economics from Hobart College and a Ph.D degree in Economics from Columbia University. Mr. DeRosa is a principal of Mt. Lucas Management Corp., an asset management firm where he is responsible for management of fixed income investments of that firm's Peak Partners Hedge Fund, and has served in that capacity since 1988. From July 1995 to March 1998, Mr. DeRosa was Chief
Executive Officer of Eastbridge Holdings Inc., a bond and currency trading company. Mr. DeRosa is also a Director of Intervest National Bank and Intervest Mortgage Corporation.

     STEPHEN A. HELMAN, age 66, serves as a Director, and as Vice President and Assistant Secretary of the Company and has served in such capacities since December 2003 and February 2006, respectively. Mr. Helman received a Bachelor of Arts degree from the University of Rochester and a law degree from Columbia University. Mr. Helman has been an attorney practicing for more than 25 years. Mr. Helman is also a Director and Vice President of Intervest National Bank and a Director, Vice President and Assistant Secretary of Intervest Mortgage Corporation.

     THOMAS E. WILLETT, age 58, serves as a Director of the Company and has served in such capacity since March 1999. Mr. Willett received a Bachelor of Science degree from the United States Air Force Academy and a law degree from Cornell University School of Law. Mr. Willett has been a member of Harris Beach PLLC, a law firm in Rochester, New York, since 1986 and is also a Director of Intervest National Bank and Intervest Mortgage Corporation.

     DAVID J. WILLMOTT, age 67, serves as a Director of the Company and has served in such capacity since March 1994. Mr. Willmott is a graduate of Becker Junior College and attended New York University Extension and Long Island University Extension of Southampton College. Mr. Willmott is the Editor and Publisher of Suffolk Life Newspapers, which he founded more than 45 years ago, and is also a Director of Intervest National Bank and Intervest Mortgage Corporation.

     WESLEY T. WOOD, age 62, serves as a Director of the Company and has served in such capacity since March 1994. Mr. Wood received a Bachelor of Science degree from New York University School of Commerce. Mr. Wood is a Director and President of Marketing Capital Corporation, an international marketing consulting and investment firm which he founded in 1973. Mr. Wood is also a Director of Intervest National Bank and Intervest Mortgage Corporation, an Advisory Board Member of The Center of Direct Marketing at New York University, a member of the Advisory Trustees at Fairfield University in Connecticut, and a Trustee of St. Dominics R.C. Church in Oyster Bay, New York.

     Jerome Dansker is the father of Lowell S. Dansker. Other than as disclosed above, there are no family relationships between any director, executive officer or any person nominated or chosen by the Board of Directors to become a director or executive officer.

--------------------------------------------------------------------------------
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
 THE ELECTION BY THE CLASS A AND CLASS B STOCKHOLDERS OF THE FOREGOING NOMINEES
                                  FOR DIRECTOR.
--------------------------------------------------------------------------------

PROPOSAL TWO:  AMENDMENT OF COMPANY'S RESTATED CERTIFICATE OF INCORPORATION

     On February 23, 2006, the Board of Directors of the Company unanimously adopted a resolution recommending that the Company's Restated Certificate of Incorporation be amended to increase the number of authorized shares of Class A common stock of the Company from 9,500,000 shares to 12,000,000 shares (the "Amendment"). The Board of Directors further directed that the Amendment be submitted for consideration and approval by stockholders at the Annual Meeting. In the event the Amendment is approved by the stockholders, the Company will thereafter submit a Certificate of Amendment to the Delaware Secretary of State for filing and the Amendment will become effective on the date of such filing.

     The Company is presently authorized to issue 10,500,000 shares of its capital stock, consisting of 9,500,000 shares of Class A common stock, 700,000 shares of Class B common stock and 300,000 shares of series preferred stock. As of the record date for this meeting, there were 7,449,171 shares of Class A common stock outstanding and another 1,276,278 shares of Class A common stock reserved for issuance for the following: upon exercise of outstanding Class A common stock warrants; for conversion of outstanding convertible debentures; and for conversion of outstanding shares of Class B common stock, including shares of Class B common stock to be issued upon exercise of outstanding Class B common stock warrants. In addition, the Company is proposing that 750,000 shares of Class A common stock be reserved for issuance under its proposed 2006 Long Term Incentive Plan, as discussed elsewhere in this proxy statement. While the Company's authorized but unissued shares of Class A common stock are sufficient to meet its obligations under those commitments, after the issuance of shares to meet those obligations, the Company would have available for issuance 24,551 shares of Class A common stock.

     The Board of Directors believes it is in the best interest of the Company and its stockholders to have additional shares of Class A common stock available for future issuance in connection with possible acquisitions, equity financing requirements and other general corporate purposes. Except for possible future awards under the 2006 Long Term Incentive Plan or issuances in connection with the exercise or conversion of outstanding warrants or securities, the Company has no present plans, arrangements or understandings that will or may require or involve the future issuance of any additional shares of Class A common stock.

     The issuance of additional shares of Class A common stock for any of the purposes described above could have a dilutive effect on the Company's earnings per share, depending on the circumstances, and would dilute a stockholder's percentage voting power in the Company. The proposed increase in authorized shares could also have other effects on stockholders. The increase could deter takeovers, in that additional shares could be issued (within the limits imposed by applicable law and regulation) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

     The additional authorized shares could generally be issued by the Board of Directors without requirement for further action of the stockholders. However, applicable corporate governance rules of the Nasdaq Stock Market may require stockholder approval in certain circumstances.

     In the event stockholders approve the Amendment, Paragraph 4 of the Company's Restated Certificate of Incorporation will be amended to read as follows:

     "The Corporation is authorized to issue three classes of shares to be designated, respectively, Preferred Stock ("Preferred Stock"), Class A common stock ("Class A common stock") and Class B common stock ("Class B common stock"). The total number of shares of capital stock that the Corporation is authorized to issue is Thirteen Million (13,000,000). The total number of shares of preferred stock this Corporation shall have authority to issue is Three Hundred Thousand (300,000). The total number of shares of Class A common stock this Corporation shall have authority to issue is Twelve Million (12,000,000). The total number of shares of Class B common stock this Corporation shall have authority to issue is Seven Hundred Thousand (700,000). All of the shares of capital stock shall have a par value of $1.00 per share."

     Approval of the Amendment will require the affirmative vote of a majority of the outstanding shares entitled to vote thereon. Proxies received in response to the Board's solicitation will be voted "FOR" approval of the Amendment if no specific instructions are included thereon for this proposal.

--------------------------------------------------------------------------------
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
      THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.
--------------------------------------------------------------------------------

PROPOSAL THREE:  2006 LONG TERM INCENTIVE PLAN

     GENERAL: On February 23, 2006, based on the recommendation of its Compensation Committee, the Board of Directors of the Company adopted the 2006 Long Term Incentive Plan (the "Plan") under which stock options and other forms of incentive compensation may be awarded to officers, employees and directors of the Company and its subsidiaries. To become effective, the Plan must be approved by the Company's stockholders at the Annual Meeting. A copy of the Plan is attached to this proxy statement as Appendix B.

     The Plan provides for stock-based award or other awards that offer the Company's officers, employees and directors the possibility of future value, depending on the long-term price appreciation of the Company's Class A common stock and the award holder's continuing service with the Company. The forms of awards permitted under the Plan include stock options, stock appreciation rights, restricted stock or cash awards.

     Stock options give the option holder the right to acquire from the Company a designated number of shares of Class A common stock at a purchase price that is fixed upon the grant of the option. Normally, the exercise price will be the market price of Class A common stock on the date of grant. Stock options granted under the Plan may be either tax-qualified stock options (so-called "incentive stock options") or non-qualified stock options.

     Stock appreciation rights ("SARs"), which are often granted in tandem with options, have an economic value similar to that of options. When a SAR for a particular number of shares is exercised, the holder receives a payment equal to the difference between the market price of the shares on the date of exercise and the exercise price of the shares under the SAR. Again, the exercise price for SARs normally is the market price of the shares on the date the SAR is granted. Under the Plan, holders of SARs may receive this payment - the appreciation value - either in cash or shares of Class A common stock valued at the fair market value on the date of exercise, as determined by the Company.

     Restricted shares are shares of Class A common stock awarded to participants at no cost. Restricted shares are forfeitable and non-transferable until the shares vest. The vesting date or dates or the conditions for vesting are established when the shares are awarded.

     The Plan also permits cash awards, which is the right to receive a payment, which may be in the form of cash, shares of Class A common stock, or a combination, based on the attainment of pre-established goals.

     All of the permissible types of awards are described in more detail below.

     PURPOSES OF PLAN: The purposes of the Plan are to: attract and retain officers, employees and directors for the Company and its subsidiaries; motivate them by means of appropriate incentives to achieve long-range goals; provide incentive compensation opportunities; and further identify their interests with those of the Company's stockholders through compensation that is based on Class A common stock.

     ELIGIBLE RECIPIENTS: Persons eligible to receive awards under the Plan will be those officers, employees and directors of the Company and its subsidiaries who are selected by the Company's Board of Directors or the Committee of the Board administering the Plan. As of the date of this proxy statement, no awards have been granted and no award recipients have been selected under the Plan. No individuals have an absolute right to participate in the Plan, nor is it possible to estimate the type or amount of awards that may be granted to eligible individuals or to eligible persons as a group.

     ADMINISTRATION OF THE PLAN: Administration of the Plan will be entrusted to a Committee of the Board of Directors (the "Committee"). It is presently contemplated that the Compensation Committee of the Board of Directors will also serve as the Committee under the Plan. Among other things, the Committee has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The Committee will have authority to establish, amend and rescind rules and regulations relating to the Plan.

     SHARES AVAILABLE UNDER THE PLAN: The maximum number of shares of Class A common stock that may be delivered to participants under the Plan is 750,000, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. The maximum number of shares that may be covered by awards to any single individual in any year is 200,000 and the maximum cash payment that can be made to any individual for any single or combined performance goals for any performance period is $1,000,000.

     STOCK  OPTIONS:

     General. Subject to the provisions of the Plan, the Committee has the authority to determine all grants of stock options under the Plan. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the Committee may determine.

     Option Price. The exercise price for stock options awarded under the Plan will be determined at the time of grant. Normally, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive stock option awarded under the Plan may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any person owning 10% or more of the Company's voting stock must be at an exercise price not less than 110% of the fair market value on the grant date.

     Exercise of Options. Any option granted under the Plan may be exercised only in accordance with the terms and conditions for such option established by the Committee at the time of the grant. The option may be exercised by notice to the Company, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the Committee, by delivery of shares of Class A common stock owned by the holder, in which case shares of Class A common stock delivered in payment of the exercise price will be valued at such shares fair market value on the date of exercise.

     Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the Committee at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of 10% of the Company's voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder's service with the Company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the Committee and reflected in the grant evidencing the award.

     Incentive and Non-Qualified Options. The Plan provides for the grant of either incentive stock options or non-qualified stock options. As is described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Internal Revenue Code (the "Code") for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option.

     Under the Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder's lifetime only by the holder. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate market value in excess of $100,000, measured at the grant date.

     STOCK APPRECIATION RIGHTS: Under the Plan, the Committee may also grant stock appreciation rights or "SARs." These awards are sometimes granted in tandem with stock options. SARs provide the holder with the right, upon exercise, to receive a payment, in cash or shares of stock, having a value equal to the excess of the fair market value on the exercise date of the shares covered by the exercise of the SAR over the exercise price of those shares. Essentially, a holder of a SAR benefits when the market price of the Class A common stock increases, to the same extent that the holder of an option does, but, unlike an option holder, the SAR holder need not pay an exercise price upon exercise of the award.

     OTHER AWARDS: The Plan also authorizes the Committee to make other awards, including Stock Awards and Cash Awards. A Stock Award is a grant of shares of Class A common stock or of a right to receive shares in the future. These awards will be subject to such conditions, restrictions and contingencies as the Committee shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals. A Cash Award is an award that may be in the form of cash or shares of Class A common stock or a combination, based on the attainment of pre-established performance goals and other conditions, restrictions and contingencies identified by the Committee.

     OTHER MATERIAL PROVISIONS: Each award made under the Plan will be evidenced by a written agreement, in such form as may be approved by the Committee.

     The Plan provides that, in the event of various changes to the capitalization of the Company, such as stock splits, stock dividends and similar recapitalizations, an appropriate adjustment will be made by the Committee to the number of shares covered by an award or to the exercise price of such award. The Plan also permits the Committee to include in any agreement evidencing an award, provisions that provide for certain changes in the award in the event of a change of control transaction affecting the Company, including an acceleration of vesting.

     Except as otherwise determined by the Committee at the date of grant, awards under the Plan will not be transferable, other than by will or the laws of descent and distribution. Prior to any distribution under the Plan, the Company is permitted to deduct or withhold an amount sufficient to satisfy any federal, state or local tax withholding requirements.

     The Board has the authority, at any time, to discontinue the granting of awards under the Plan. The Board also has the authority to alter or amend the Plan or any outstanding award or may terminate the Plan as to further grants, provided that no amendment will, without the approval of the Company's stockholders, to the extent that such approval is required by law or the rules of an applicable exchange, increase the number of shares available under the Plan, change the persons eligible for awards under the Plan, extend the time within which awards may be made, or amend the provisions of the Plan related to amendments. No amendment that would adversely affect any outstanding award made under the Plan can be made without the consent of the holder of such award.

     FEDERAL INCOME TAX CONSEQUENCES:

     Stock Options. In general, the grant of a stock option will not be a taxable event to the recipient and will not result in a tax deduction to the Company. The tax consequences resulting from an exercise of a stock option and the subsequent disposition of the shares acquired upon the exercise depends, in part, on whether the option is an incentive stock option or a non-qualified stock option.

     Upon the exercise of a non-qualified stock option, the holder will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares received upon exercise over the exercise price (the "spread"). The Company will be able to claim a tax deduction for this spread, provided it satisfies federal income tax withholding requirements and is not otherwise precluded from taking a deduction because of Section 162(m) deduction limitations described below. Any gain or loss upon the subsequent sale or exchange of the shares by the holder will be capital gain or loss, long term or short term, depending upon the holding period for the shares.

     Upon the exercise of an incentive stock option, a holder will generally not recognize taxable income at the time of exercise and no tax deduction will be available to the Company, provided the option is exercised when the holder is an employee of the Company or, in certain circumstances, within a limited time thereafter. The difference between the exercise price and the fair market value of the shares on the date of exercise is treated by the holder as an item of adjustment for purposes of the alternative minimum tax. If the shares acquired upon an exercise of an incentive stock option are subsequently sold by the holder and such sale takes place after the statutory "holding period" (which is the later of two years from the date of grant or one year after the date of exercise), the gain or loss realized will be the difference between the sales price and the exercise price and will be treated as a long term capital gain or loss. If the sale takes place prior to expiration of the holding period, the holder of the shares will recognize ordinary income at the time of sale equal to the spread and the Company will be entitled to a tax deduction in equal amount. The remaining gain to the holder, if any, will be capital gain, either long term or short term.

     Stock Appreciation Rights. Generally, when the holder of a SAR exercises the SAR, the amount of cash or the fair market value of the shares received upon exercise will be ordinary compensation income to the holder and the Company will be entitled to a corresponding tax deduction, subject to Section 162(m).

     Restricted Shares. An award of restricted shares, like the grant of an option, is not taxable to the recipient. The holder of restricted shares generally will recognize ordinary compensation income at the time the restrictions on the shares lapse, which is the vesting date thereof, based on the fair market value of the Company's shares of Class A common stock on that date. Subject to the Section 162(m) limitations, this amount is deductible for federal income tax purposes by the Company. Dividends paid with respect to restricted shares prior to vesting will be taxable as ordinary compensation income to the holder (not as "qualifying dividends") and will be deductible by the Company. A holder of restricted shares may elect, in lieu of the treatment described above, to take immediate recognition of income at the time the shares are received. In that event, the holder will recognize ordinary compensation income equal to the fair market value of the shares at the date of grant, which amount will be deductible by the Company, and dividends subsequently paid to the holder with respect to the shares will be taxable to the holder as "qualifying dividends" and will not be deductible by the Company.

     Other Awards. Cash awards are generally taxable as ordinary compensation income in the year of receipt and will be deductible as such by the Company.

     Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that the compensation paid to any such covered employee exceeds $1,000,000. It is possible that, in any particular year, compensation attributable to awards under the Plan, when combined with all other types of compensation received by a covered employee, may cause this limitation to be exceeded. For purposes of
Section 162(m), certain types of compensation, including "qualified performance-based compensation," are disregarded. The Plan is structured so that some awards granted under the Plan, including non-qualified stock options, may qualify as "performance-based compensation," and thus will continue to be tax deductible to the Company regardless of any Section 162(m) limits on the deductibility of executive compensation.

     Recognition of Compensation Expense. In accordance with Statement of Financial Accounting Standards No.123R, "Share-Based Payment," the Company is required to recognize compensation expense in its income statement for the grant-date fair value of stock options and other equity-based compensation issued to its employees and directors, the amount of which can only be determined at the time of grant.

     PLAN BENEFITS: Because no awards have yet been made under the Plan, and because the identity of award recipients and the size of awards that may be made to them under the Plan have not yet been determined, prospective Plan benefits with respect to the Company's employees and directors, individually and as a group, are not yet determinable.

--------------------------------------------------------------------------------
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                THE APPROVAL OF THE 2006 LONG TERM INCENTIVE PLAN.
--------------------------------------------------------------------------------

PROPOSAL FOUR:  AMENDMENTS TO COMMON STOCK WARRANTS HELD BY CHAIRMAN

     The Company has previously awarded and issued to Jerome Dansker, its Chairman, (i) warrants to purchase up to 501,465 shares of Class A common stock at an exercise price of $6.67 per share, expiring on January 31, 2007, (ii) warrants to purchase up to 145,000 shares of Class B common stock at an exercise price of $6.67 per share, expiring on January 31, 2008, and (iii) warrants to purchase up to 50,000 shares of Class B common stock at an exercise price of $10.00 per share, expiring on January 31, 2008. The warrant related to 145,000 shares of Class B common stock allows the Company, at its election, to establish an earlier expiration date to occur after February 1, 2007 and prior to January 31, 2008. The stockholders of the Company previously approved all of these awards. All of the Class B common stock is convertible into Class A common stock on a share for share basis.

     The Company's Board of Directors believes that these warrants continue to serve as a valuable long-term incentive to the Chairman and is recommending that the terms of these warrants be amended as follows: first, it is proposed that the early termination discretion related to the warrant for 145,000 shares of Class B common stock be eliminated; and second, it is proposed that the warrants be amended to confer upon the Board of Directors of the Company the authority to extend the expiration date of the warrants from time to time, at the Board's discretion, provided that, in no event shall the term of the warrants be extended beyond January 31, 2018.

     In accordance with Statement of Financial Accounting Standards No.123R, "Share-Based Payment," the extension of the terms of these warrants will require the Company to record compensation expense in its income statement at the time of extension. The precise amount of any compensation expense will be determined based on the estimated fair value of the warrants immediately before and immediately after any extension and will depend upon a variety of factors, including the length of any extension that may be approved by the Board of Directors. The amounts will be computed using acceptable formulas which make certain assumptions with respect to future values of the Company's Class A common stock. The Company believes that any compensation expense it may record will be tax deductible in computing the Company's taxable income.

     Approval of this proposal to amend the warrants will require the affirmative vote of a majority of the outstanding shares voting thereon. Proxies received in response to the Board's solicitation will be voted "FOR" approval if no specific instructions are included thereon for this proposal.

--------------------------------------------------------------------------------
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
        THE APPROVAL OF THE PROPOSAL TO AMEND THE COMMON STOCK WARRANTS.
--------------------------------------------------------------------------------

                CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

     The Company is committed to maintaining the highest standards of business conduct and corporate governance, which management believes are essential to running the business efficiently, serving the Company's stockholders well and maintaining the Company's integrity in the marketplace. The Company has a written code of business conduct and ethics that applies to its directors, officers and employees, and also has a written code of ethics for its principal executive and principal financial officers. The Company's Audit Committee has procedures in place for the submission of complaints or concerns regarding financial statement disclosures and other matters. Copies of any of these documents will be furnished upon written request and without charge to beneficial holders of the Class A common stock of the Company by writing to:
Intervest Bancshares Corporation, Attention: Secretary, One Rockefeller Plaza (Suite 400) New York, New York, 10020.

DIRECTOR  NOMINATIONS  PROCESS

     The Company does not have a standing nominating committee, and the Company's Board of Directors has determined that its director nomination policy works efficiently without the need for a separate nominating committee. Candidates for nomination for election by the holders of the Company's Class A common stock are reviewed by those directors who qualify as "independent" directors, as such term is defined in the rules of the Nasdaq Stock Market. The independent directors then recommend a slate of nominees for election by the holders of the Company's Class A common stock to the full Board of Directors for review and approval. Class B stockholders, who are comprised of Jerome Dansker, Lowell S. Dansker, Helene D. Bergman and Jean Dansker, recommend the nominees for Class B directors to the full Board of Directors. The full Board of Directors approves the nominees for election by the holders of the Company's Class A and Class B common stock. The independent directors will consider candidates recommended by the Company's management, and will also consider candidates recommended by any of the Company's stockholders. There are no differences in the manner in which the independent directors evaluate stockholder-recommended nominees, as compared with nominees obtained from other sources.

     Any stockholder of the Company may nominate one or more persons for election by the holders of Class A common stock as a director of the Company at an annual meeting if the stockholder complies with the notice, information and consent provisions contained in the Company's bylaws. In order for the director nomination to be timely, a stockholder's notice to the Company's Secretary must be delivered not less than 90 days nor more than 120 days in advance of the corresponding date of the proxy statement and notice released to stockholders in connection with the Company's immediately preceding annual meeting of stockholders. In the event that the Company sets an annual meeting date that is not within 30 days before or after the date of the immediately preceding annual meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure of the date was made, whichever occurs first. To be in proper form, a notice must also contain information concerning the proposed nominee, including: the name, age, business address and residence address of the person; the principal occupation of the person; the beneficial ownership of Company shares of the person; and any other information related to the person that would be required to be filed in a proxy statement or other filings required to be made in connection with the solicitation of proxies.

AFFIRMATIVE DETERMINATIONS REGARDING DIRECTOR INDEPENDENCE

     The Board of Directors has determined that each of the following directors is an "independent" director as such term is defined in Nasdaq Marketplace Rule 4200(a)(15): Michael A. Callen; Paul R. DeRosa; Lawton Swan, III; Thomas E. Willett; David J. Willmott; and Wesley T. Wood. In this proxy statement, these six directors are referred to individually as an "Independent Director" and collectively as "Independent Directors." A director is considered independent only if the director does not have, and generally has not had in the most recent three years, any material relationships with the Company, including any affiliation with the Company's independent auditors.

     The Board of Directors has also determined that each member of the Audit Committee meets the independence requirements applicable to the Audit Committee prescribed by the Nasdaq Stock Market and the Securities and Exchange Commission ("SEC"). The Board further determined that Michael A. Callen and Paul R. DeRosa, members of the Audit Committee, are "Audit Committee Financial Experts," as such term is defined in applicable SEC rules.

COMMUNICATIONS  WITH  THE  BOARD

     The Company has a procedure in place to facilitate communications to the Board of Directors by stockholders. Under the process approved by the Board, the Company's Secretary reviews all correspondence addressed to the Board of Directors or any individual member of the Board, and will forward to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or any of its Committees or that is otherwise determined to require the Board's attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to the Board or individual members of the Board and request copies of such correspondence.

     Concerns related to accounting, internal controls or auditing matters are immediately brought to the attention of the Company's Audit Committee and are handled in accordance with procedures established by the Audit Committee.
Individuals may communicate with the Board by writing to Intervest Bancshares Corporation, Attention: Secretary, One Rockefeller Plaza (Suite 400) New York, New York 10020.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     Regular meetings of the Board of Directors are held every other month and special meetings of the Board of Directors are held from time to time as needed. The Board of Directors held six meetings in 2005. The Independent Directors meet at regularly scheduled sessions without the Company's management.

     During the period that each director served as such, all of the directors (except Mr. Wood and Mr. DeRosa) attended at least 75% of the total meetings held by the Board of Directors and by the Committees on which they served during 2005. Mr. Wood and Mr. DeRosa attended four of the six meetings held by the Board of Directors and Mr. DeRosa attended six of the nine Audit Committee meetings held. The Company does not have a policy that requires members of the Board to attend its annual meeting of stockholders. Three members of the Board attended the Company's most recent annual meeting of stockholders.

COMMITTEES OF THE BOARD OF DIRECTORS

     Currently, the Company's Board of Directors has the following standing committees:

     EXECUTIVE COMMITTEE. Members of the Executive Committee are Jerome Dansker, Chairman, Lawrence G. Bergman and Lowell S. Dansker. The Executive Committee exercises all of the power of the Board between meetings of the Board. The Executive Committee held four meetings in 2005.

     AUDIT COMMITTEE. Members of the Audit Committee are Michael A. Callen, Chairman, Paul R. DeRosa, Lawton Swan, III and David J. Willmott. The members of the Audit Committee are independent directors under the Nasdaq corporate governance rules. The Audit Committee held nine meetings in 2005. The Company's Audit Committee also serves as the audit committee of Intervest National Bank and Intervest Mortgage Corporation, the Company's subsidiaries.

     As set forth in more detail in its charter (a copy of which is attached to this proxy statement as appendix A), the Audit Committee's primary responsibilities fall into four broad categories: (1) monitoring the preparation of quarterly and annual financial statements by the Company's management, including discussions with management and the Company's outside auditors; (2) overseeing the relationship between the Company and the Company's outside auditors, including recommending their appointment or removal, reviewing the scope of their audit services and related fees, as well as any other services that may be provided to the Company, and determining whether the outside auditors are independent; (3) overseeing the internal audit function; and (4) compliance oversight responsibilities, including review and approval of all related party transactions.

     COMPENSATION  COMMITTEE.  Members  of the Compensation Committee are Wesley
T. Wood, Chairman, Michael A. Callen and Paul R. DeRosa. All members of the Compensation Committee are independent directors under the Nasdaq corporate governance rules. The Compensation Committee held two meetings in 2005.

     The Compensation Committee operates under a charter and is responsible for setting executive officer compensation, for making recommendations to the full Board concerning Director compensation and for general oversight of the compensation and benefit programs for the Company's other employees.

     In addition, Intervest National Bank's Board of Directors has a standing Loan Committee whose members consist of Jerome Dansker, Chairman, Lowell S.
Dansker, Lawrence G. Bergman and Wesley T. Wood. The Loan Committee is responsible for the review and approval of loans made by Intervest National Bank consistent with the loan policy approved by its Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee had any relationship with the Company or its subsidiaries requiring disclosure under applicable SEC rules regarding Compensation Committee interlocks and insider participation in compensation decisions. None of the Company's executive officers served on any board of directors or compensation committee of any other company (except for our wholly owned subsidiaries) for which any of the Company's directors served as an executive officer.

COMPENSATION  OF  DIRECTORS

     All the Company's directors are also directors of Intervest National Bank and Intervest Mortgage Corporation and receive fees for attendance at meetings of the Boards of Directors and at meetings of the Committees of the Boards. The amount of these fees are evaluated and adjusted periodically by the Board of Directors based on the recommendation of the Compensation Committee.

     The fees paid are noted in the table that follows:

                                                                                  Amount Per
                                                                                  ----------
                                                                               Meeting Attended
                                                                               ----------------
Chairman and Vice Chairman of the Company's Board of Directors (1)             $          4,000
Other members of the Company's Board of Directors (1)                          $          1,250
Chairman of all Board Committees of the Company and its subsidiaries (2)       $          1,000
Other members of all Board Committees of the Company and its subsidiaries (2)  $            750
-----------------------------------------------------------------------------------------------

(1) The same fee is also paid for each Board Meeting of Interest National Bank and Intervest Mortgage Corporation attended by directors, except for Messrs. Raymond Sullivan and Keith Olsen, who are directors of Intervest National Bank and do not receive any compensation for attending meetings. Effective February 2006, Stephen A. Helman, a director of the Company, was also elected a Vice President of the Company, Intervest Mortgage Corporation and Intervest National Bank and no longer receives any fees for attending meetings.
(2) Effective as of June 23, 2005, the fees paid to the Chairman of the Audit Committee and the other members of the Audit Committee were increased to $3,500 and $1,500 for each meeting attended, respectively.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

     We, the Audit Committee of the Board of Directors, are directors who meet the Nasdaq Stock Market standards for independence. Each of us also meets the SEC's requirements for audit committee member independence. We operate under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

     We met with management periodically during the year to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We discussed these matters with Hacker, Johnson & Smith, P.A., P.C, the Company's independent auditors ("Auditors"), and with appropriate Company financial personnel and the Company's internal auditor.

     We discussed with the Company's senior management and Auditors the process used for certifications by the Company's principal executive officer and principal financial officer, which are required for certain of the Company's filings with the SEC. We met privately at our regularly scheduled committee meetings with both the Auditors and the Company's internal auditor, as well as with the Company's principal financial officer and the Company's counsel, each of whom has unrestricted access to us.

     We reviewed with management and the Auditors, the Company's audited financial statements, and met separately with both management and the Auditors to discuss and review those financial statements and reports prior to issuance. Management has represented and the Auditors have confirmed to us that the financial statements were prepared in accordance with U.S. generally accepted accounting principles. Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The Auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles and discussed with us any issues they believe should be raised with us.

     We appointed the Auditors as the independent auditors for the Company for 2006 after reviewing the firm's performance and independence from management. We received from and discussed with the Auditors written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company.

     We also discussed with the Auditors matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable. We implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by the Auditors, and discussed with the Auditors their independence.

     Relying on the reviews and discussions referred to above, we recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Audit Committee: Michael A.Callen (Chairman), Paul R. DeRosa, Lawton Swan, III, David J. Willmott

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The following report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

     We, the Compensation Committee of the Board of Directors, operate under a written charter adopted by the Board of Directors and have the primary responsibility to set the Company's compensation principles that serve to guide the design of compensation plans and programs applicable to employees at all levels of the organization. The Compensation Committee is composed entirely of independent, non-employee members of the Board of Directors. No former employees of the Company serve on this committee.

     We periodically review the competitiveness of the Company's compensation programs in order to evaluate whether they are achieving their desired goals and objectives. The goal of the Company's compensation programs is to attract, motivate and retain highly talented individuals. With respect to the executive officers of the Company, the Company's executive compensation program is principally designed to give executives incentives to focus on and achieve the Company's business objectives. Key elements of the compensation program are competitive base salaries and annual performance-based bonuses, which seek to recognize individual performance each year. The Company has, from time to time, granted equity incentives in the form of stock purchase warrants that provide financial rewards to officers, employees and directors if there is stock price appreciation over the period of exercisability.

     We review the performance of the Company's executive officers and their compensation at least annually in the context of total compensation packages awarded to executives with similar responsibilities at similar companies in the financial sector. The bonuses paid to the executive officers in 2005 were intended to recognize their accomplishments as well as those of the Company and its subsidiaries in the past year. In addition, we recommended to the Board that the Company renew those executive officer employment agreements that were expiring in 2005.

     We reviewed and recommended to the Board of Directors that they adopt the 2006 Long Term Incentive Plan discussed elsewhere in this proxy statement. We believe that this plan will help the Company to attract and retain employees by providing the Company with flexibility to award them with appropriate incentives to achieve the Company's long-range goals.

     We reviewed all components of the Chairman's compensation, including salary, bonuses and benefits. In making our review, we took into account the Company's progress and performance in 2005 under the leadership of the Chairman, noting that the Company reported consolidated earnings of $18.2 million for 2005 and consolidated assets of $1.7 billion at December 31, 2005, while continuing to maintain a favorable efficiency ratio of 23%. The efficiency ratio is a measure of the Company's ability to control expenses as a percentage of its revenues. The Company also raised $26.3 million of capital in 2005 through a public offering of its Class A common stock. Based on this review and our recommendation to the Board, the Company awarded incentive compensation and bonuses in the total amount of $581,000 to the Chairman to recognize his performance and in particular his additional efforts associated with increasing capital. We believe the aggregate compensation paid to the Chairman in 2005 was reasonable and not excessive.

     We reviewed the impact of Section 162(m) of the Internal Revenue Code on the Company. Generally, Section 162(m) does not permit publicly held companies like the Company to deduct compensation paid to certain executive officers (the Chief Executive Officer and the next four most highly-compensated officers, each defined as a covered employee) to the extent that the amount of the compensation payable to that covered employee for the taxable year exceeds $1.0 million per officer in any year. However, compensation payable under a performance-based compensation plan that is approved by stockholders at least once every five years will not be subject to this deduction limitation so long as the plan complies with the other requirements set forth in Section 162(m). Currently, the Company does not have such a qualifying incentive compensation plan and as a result certain compensation paid to the Chief Executive Officer may not qualify for a federal tax deduction in computing the Company's taxable income.

Compensation Committee: Wesley T. Wood (Chairman), Michael A. Callen, Paul R. DeRosa

                      EXECUTIVE COMPENSATION SUMMARY TABLE

     The following table sets forth information concerning all compensation awarded to, earned by or paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers collectively referred to as "named executive officers" in this proxy statement, for all services rendered in all capacities to the Company and all of its subsidiaries during each of the past three fiscal years.

                                          Annual Compensation                   Long-Term Compensation
                                          -------------------                   ----------------------
Name                                                           Other Annual
Principal Position               Year  Salary(1)   Bonuses   Compensation(2)     Awards      Pay-Outs
-------------------------------------------------------------------------------------------------------
JEROME DANSKER,                  2005  $  633,720  $581,000              ----         ----         ----
  Chairman,                      2004  $  496,202  $300,000              ----         ----         ----
  Chief Executive Officer        2003  $  380,914  $ 10,000              ----         ----         ----
-------------------------------------------------------------------------------------------------------
LOWELL S. DANSKER,               2005  $  391,317  $386,000  $          7,650         ----         ----
  Vice Chairman,                 2004  $  288,700  $ 25,000  $          4,800         ----         ----
  President                      2003  $  174,500  $ 15,000  $          3,222         ----         ----
-------------------------------------------------------------------------------------------------------
LAWRENCE G. BERGMAN              2005  $  245,426  $226,000              ----         ----         ----
  Vice President,                2004  $  171,750  $ 25,000              ----         ----         ----
  Secretary                      2003  $  116,500  $  7,500              ----         ----         ----
-------------------------------------------------------------------------------------------------------
KEITH A. OLSEN, (3)              2005  $  195,712  $ 10,000  $          6,171         ----         ----
  President - Florida Division   2004  $  171,558  $ 10,000  $          5,447         ----         ----
  Intervest National Bank        2003  $  161,000  $ 10,000  $          5,430         ----         ----
-------------------------------------------------------------------------------------------------------
JOHN J. ARVONIO, (4)             2005  $  164,375  $ 10,000  $          5,231         ----         ----
  Chief Accounting Officer       2004  $  145,240  $ 10,000  $          4,358         ----         ----
                                 2003  $  137,596  $  7,500  $          4,353         ----         ----
-------------------------------------------------------------------------------------------------------

(1) Includes director and committee fees, commissions from sales of debentures, expense allowance, unused vacation pay and unreimbursed medical expenses paid by the Company and its subsidiaries.
(2)  Represents  matching  contributions  under  the  401(k)  plan.
(3) Mr. Olsen serves as an executive officer of Intervest National Bank but does not serve as an executive officer of the Company.
(4) Mr. Arvonio also serves as Senior Vice President, Chief Financial Officer and Secretary of Intervest National Bank. Mr. Arvonio was elected Chief Accounting Officer of the Company in December 2005.

        AGGREGATED WARRANT GRANTS, EXCERCISES AND YEAR-END WARRANT VALUES

     No warrants or options were granted to or excercised by any of the named executive officers during 2005.

     The following table contains information as of December 31, 2005 regarding the number of warrants that are exercisable for shares of Class A and Class B common stock held by Jerome Dansker, the Company's Chairman and Chief Executive Officer. All the warrants are currently exercisable. No other officer named in the summary compensation table above held warrants or options.

                      Number of Securities
                           Underlying
                      Warrants at Year End   Aggregate Value of
                      --------------------   Unexercised In-the-
                      Class A      Class B    Money Warrants at
                       Shares       Shares         Year End
                    --------------------------------------------
                    501,465        195,000  $         12,014,673

     The aggregate value of unexercised in-the-money warrants at year end was calculated by subtracting the exercise price from the fair market value of the underlying shares. For purposes of this table, fair market value is deemed to be $24.16 per share, the average of the high and low prices reported by the Nasdaq Stock Market for transactions in the Company's Class A common stock on December 29, 2005. There is no established trading market for the Class B common stock. As a result, for purposes of this table, the fair market value of the Class B common stock is also deemed to be $24.16 per share since the Class B common stock is convertible into Class A common stock on a share for share basis.

                      EQUITY COMPENSATION PLAN INFORMATION

     The table below summarizes information as of December 31, 2005 relating to equity compensation plans of the Company pursuant to which rights to acquire shares of Class A and Class B common stock have been granted. All of the rights were granted before 2001.

                                       Number of shares to be        Weighted-average          Number of securities
                                      issued upon exercise of       exercise price of          remaining available
                                       outstanding warrants        outstanding warrants        for future issuance
                                   ---------------------------  --------------------------  ------------------------
                                    Class A (1)   Class B (1)     Class A       Class B       Class A      Class B
--------------------------------------------------------------------------------------------------------------------
Plans approved by stockholders           501,465       195,000  $       6.67  $       7.52         ----         ----
Plans not approved by stockholders          ----          ----          ----          ----         ----         ----
--------------------------------------------------------------------------------------------------------------------

(1) The rights consist of warrants to purchase shares of Class A and B common stock issued to the Chairman of the Company, the grant of which was ratified by the stockholders of the Company.

                              EMPLOYMENT AGREEMENTS

     On July 1, 2004, the Company entered into an employment and supplemental benefits agreement with Mr. Jerome Dansker, the Company's Chairman and Chief Executive Officer. Mr. Jerome Dansker's current annual salary under this agreement is $259,000, subject to annual increases pursuant to a formula described in the agreement. In addition to his salary, Mr. Jerome Dansker is entitled to receive such bonuses or incentive compensation as may, from time to time, be approved by the Board of Directors as well as an expense account, currently amounting to $650 per month, which increases annually in the same proportion as the increase in Mr. Jerome Dansker's salary for such year. Mr. Jerome Dansker is also entitled to payment of unused vacation, reimbursement of all travel expenses incurred by him in the performance of his duties and to participate in the Company's employee benefit plans or programs, to the extent that his position and other qualifications make him eligible to participate. The agreement does not limit the Board of Dierctors' power to award to Mr. Jerome Dansker, whether or not pursuant to the agreement, any bonus, stock options, warrants or any other form of benefit or compensation.

     The terms of the agreement provide that Mr. Jerome Dansker may devote as much of his time to the Company's affairs as in his judgment the conduct of his duties will require. The agreement further provides that Mr. Jerome Dansker may engage in the following: (i) any other business; (ii) financing, acquiring, operating, selling or otherwise disposing of real property for his own account or for the account of any such other business; or (iii) performing services on behalf of any other business entity. Under the agreement, Mr. Jerome Dansker may engage in the same or similar businesses as those of the Company, and the Company will not have any right to participate in any such other businesses or investments.

     In the event of Mr. Jerome Dansker's disability, as defined in the agreement, or death, the Company will pay to Mr. Jerome Dansker, his wife or his estate, as applicable, a specified amount over a period equal to the greater of
(i) three years, and (ii) the number of months remaining in the stated term of the agreement. The specified amount is equal to a percentage, 50% in the case of disability and 25% in the case of death, of Mr. Jerome Dansker's monthly salary had the agreement continued in force and effect. This amount (or the balance of any remaining amount if monthly payments have previously commenced due to disability) will, in the case of death, be paid to Mr. Jerome Dansker's estate in a lump sum and will, for these purposes, be calculated on the basis of annual salary increases at the rate of six percent. The obligation to pay the specified amount survives the expiration of the term of the agreement.

     Subject to certain exceptions, the Company agreed to indemnify Mr. Jerome Dansker to the fullest extent permitted by law, against all losses, claims, damages or liabilities, including legal fees, disbursements, and any other expenses incurred in investigating or defending against any such loss, claim, damage or liability.

     In the event of any sale of the Company's assets or stock, merger, reorganization or other transaction, the Company's successor will, as a condition to the consummation of such transaction, expressly assume and agree to perform the agreement. The agreement expires on June 30, 2014, unless terminated earlier by Mr. Jerome Dansker upon thirty days' prior notice.

     Mr. Jerome Dansker also has an employment agreement with the Company's subsidiary, Intervest Mortgage Corporation, for a term ending June 30, 2014. Pursuant to the agreement, Mr. Dansker serves as the Executive Vice President of Intervest Mortgage Corporation. The agreement is similar to the employment and supplemental benefits agreement between him and the Company described above and provides for, among other items: (i) a current annual salary of $224,000, subject to annual increases, pursuant to a formula described in the agreement and additional salary of $1,000 per month for each $10.0 million or part thereof of gross assets of the subsidiary in excess of $110.0 million, which level of gross assets is determined at the end of each month; (ii) an expense account currently amounting to $1,340 per month, subject to increases pursuant to a formula set forth in the agreement; (iii) coverage of all medical and hospitalization expenses of Mr. Dansker and his wife; (iv) payment of a lump sum amount equal to 50% of the amount which would have been paid during the balance of the term in the event of Mr. Dansker's death; (v) payment of an amount equal to 50% of the amount which would have been paid under the agreement in monthly installments for a term equal to the greater of three years or the balance of the term in the event of retirement or disability; (vi) unlimited use of a car and driver during the term of the agreement and the balance of his lifetime, or Mrs. Dansker's lifetime, if she survives Mr. Dansker; and (vii) an office at the offices of the subsidiary, which Mr. Dansker can use in connection with his duties for the subsidiary and for any other purposes as Mr. Dansker may determine, during the balance of Mr. Dansker's lifetime and after the expiration of the term of the agreement. If the subsidiary ceases to maintain offices in Midtown Manhattan, City of New York, then the subsidiary will pay Mr. Dansker an amount, as reasonably determined by Mr. Dansker, reflecting the cost of an office and secretarial services in the City of New York.

     On July 1, 2004, Mr. Lowell Dansker and Mr. Lawrence Bergman also entered into employment and supplemental benefits agreements with the Company. Pursuant to the agreements, Mr. Lowell Dansker serves as the Company's President and Treasurer, and Mr. Bergman serves as a Vice President and the Secretary of the Company. Mr. Lowell Dansker's and Mr. Bergman's current annual salaries under the agreements are $244,000 and $224,000, respectively, subject to annual increases pursuant to a formula described in the agreements. In addition to their salary, Mr. Lowell Dansker and Mr. Bergman are entitled to receive such bonuses or incentive compensation as may, from time to time, be approved by the Board of Directors of the Company as well as to obtain the reimbursement of all travel expenses incurred by each of them in the performance of their duties and to participate in the Company's employee benefit plans or programs, to the extent that their positions and other qualifications make them eligible to participate. The agreements do not limit the Board of Directors' power to award to each of Mr. Lowell Dansker and Mr. Lawrence Bergman, whether or not pursuant to the agreements, any bonus, stock options, warrants or any other form of benefit or compensation.

     Under their respective agreements, the Company provides each of Mr. Lowell Dansker and Mr. Bergman with an office, which they can use in connection with their duties as executive officers of the Company and for any other purposes as each of them may determine. Upon the expiration of the term of the agreements, the Company will continue to provide each of Mr. Lowell Dansker and Mr. Bergman with an office for a period of two years. If the Company cease to maintain its office in Midtown Manhattan, City of New York, then the Company will pay each of them an amount, as reasonably determined by them, reflecting the cost of an office and secretarial services in New York City.

     Mr. Lowell Dansker's and Mr. Bergman's respective agreements expire on June 30, 2014, unless terminated earlier, upon thirty days' prior notice, by Mr. Lowell Dansker or Mr. Bergman, as applicable, and permit each of them to devote as much of their time to the Company's affairs as in their judgment the conduct of their duties will require. The agreements further provide that each may engage in the following: (i) any other business; (ii) financing, acquiring, operating, selling or otherwise disposing of real property for their own account or for the account of any such other business; or (iii) performing services on behalf of any other business entity. Under the agreements, Mr. Lowell Dansker and Mr. Bergman may engage in the same or similar businesses as those of the Company, and the Company will not have any right to participate in any such other businesses or investments.

     Mr. Lowell Dansker's and Mr. Bergman's respective agreements also contain certain other provisions, including disability and death benefits and indemnification, which are similar to those described in connection with Mr. Jerome Dansker's agreement above. In addition, Mr. Lowell Dansker is entitled to an expense account, currently amounting to $660 per month, which increases annually in the same proportion as the increase in his salary for such year and to an unlimited use of a car. Following the expiration of the agreement, the Company will provide Mr. Lowell Dansker with an unlimited use of a car for a period of two years.

     Intervest National Bank, the Company's subsidiary, has employment agreements with its President, Raymond C. Sullivan, its President of the Florida Division, Keith A. Olsen, and its Senior Vice President and Chief Financial Officer, John J. Arvonio that expire on December 31, 2006. The agreements are renewable from year to year upon mutual written consent and have annual base salaries in the present amounts of $180,000 for Mr. Sullivan, $250,000 for Mr. Olsen and $180,000 for Mr. Arvonio. Mr. Arvonio also receives an additional $10,000 annually beginning in 2006 for his duties as Chief Accounting Officer of the Company for which there is no written employment agreement. The agreements provide for expense reimbursements, medical and life insurance benefits, bonuses and other benefits as may be provided by the Board of Directors of the Bank. The agreements also provide for the payment of base salary through December 31, 2006 and an additional payment of up to six months base salary in the event of a termination without cause. The agreements give the executive the right, during the one year period following any change in control of the Company, to terminate his employment, in which case he is entitled to receive compensation through December 31, 2006, together with an additional payment of up to six months base salary.

     Intervest Mortgage Corporation, the Company's subsidiary, has an employment agreement with its Vice President and Controller, John H. Hoffmann. The agreement includes the same terms and conditions as the agreements between the Bank and Mr. Sullivan, Mr. Olsen and Mr. Arvonio, described above, except for the annual base salary. Mr. Hoffmann's current annual base salary is $115,000.

                             STOCK PERFORMANCE GRAPH

     The following stock performance graph compares the cumulative total shareholder return of the Company's Class A common stock against the cumulative total return of the Nasdaq Stock Market (U.S. companies) Index, an index for banks with total assets of $1 billion to $5 billion, and the Nasdaq Bank index.

     The stock performance graph was prepared by SNL Financial L.C. and assumes that $100 was invested on December 31, 2000. The points marked on the horizontal axis correspond to December 31 of each year. Each of the referenced indices is calculated in the same manner.

                                [GRAPHIC OMITTED]

                                                               PERIOD ENDING
                                  ----------------------------------------------------------------
INDEX                             12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
--------------------------------------------------------------------------------------------------
Intervest Bancshares Corporation  $  100.00  $  197.33  $  288.00  $  390.67  $  526.37  $  660.00
NASDAQ Composite                  $  100.00  $   79.18  $   54.44  $   82.09  $   89.59  $   91.54
SNL $1B-$5B Bank Index            $  100.00  $  121.50  $  140.26  $  190.73  $  235.40  $  231.38
SNL NASDAQ Bank Index             $  100.00  $  108.85  $  111.95  $  144.51  $  165.62  $  160.57

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Intervest National Bank, the Company's subsidiary, has in the past and may in the future enter into various loan and other banking transactions in the ordinary course of business with the Company's directors and executive officers (or associates of such persons). All such transactions: (i) are made in the ordinary course of business, (ii) are made on substantially the same terms, including interest rates and collateral on loans, as those generally prevailing at the time for comparable transactions with unrelated persons, and (iii) do not involve more than the normal risk of collectability or present other unfavorable features. There were no loans outstanding or made to any directors or executive officers during the year ended December 31, 2005.

     The Company, its directors and entities affiliated with certain directors of the Company, have in the past and may in the future participate in mortgage loans originated by the Company's subsidiaries. Such participations are on substantially the same terms as would apply for comparable transactions with other persons and the interest of the participants in the collateral securing those loans is pari passu with such subsidiaries. At December 31, 2005, there were no such transactions outstanding.

     Intervest National Bank has deposit accounts from affiliated companies, directors, executive officers and members of their immediate families and related business interests, all of which are on terms comparable to those made available to non-affiliates. These accounts aggregated to a total of approximately $52 million at December 31, 2005.

     Mr. Wayne F. Holly, a director of the Company, is the Chairman and President of Sage, Rutty & Co., Inc. ("Sage Rutty"), a broker/dealer, which firm has acted as underwriter or placement agent from time to time in connection with securities offerings of the Company and of Intervest Mortgage Corporation. Intervest National Bank also uses such firm to purchase investment securities. Intervest Mortgage Corporation paid approximately $925,000 in 2005 to Sage Rutty in connection with the placement of its debentures. These amounts do not include commissions reallowed by Sage Rutty to other brokers/dealers, including Intervest Securities Corporation, another subsidiary of the Company, which participated in the placement of the aforementioned debentures. Intervest National Bank paid commissions of approximately $22,000 in 2005 to Sage Rutty in connection with the purchase of securities for its investment portfolio.

     Mr. Lowell S. Dansker, the Company's Vice Chairman and President, also is a registered principal of Intervest Securities Corporation and, in that capacity, receives compensation directly from Intervest Securities Corporation in connection with sales of securities by that entity. Mr. Dansker received compensation of $54,000 for such sales in 2005. All such compensation is included in the salary column of the Summary Compensation Table.

     Mr. Thomas E. Willett, a director of the Company, is a member of Harris Beach PLLC, a law firm that provides legal services to the Company and its subsidiaries. The total of fees paid by the Company to Harris Beach PLLC in 2005 was less than 5% of that firm's gross revenues for that firm's last full fiscal year.

     From time to time, certain relatives of the Company's executive officers and directors may perform clerical or similar services for the Company or its subsidiaries on a part-time basis, for which such individuals receive de minimis compensation.

     Except for the transactions described above and outside of normal customer relationships, none of the directors, officers or principal stockholders of the Company and no corporations or firms with such persons or entities are associated, currently maintains or has maintained since the beginning of the last fiscal year, any significant business or personal relationship with the Company or with its subsidiaries other than such as arises by virtue of such position or ownership interest in the Company.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were satisfied except that Mr. Stephen
A. Helman inadvertently failed to timely report the acquisition of 10,600 shares of Class A common stock. The transaction was subsequently reported on Form 4 and all transactions are reflected in this proxy statement.

                         INDEPENDENT PUBLIC ACCOUNTANTS

APPOINTMENT OF AUDITORS

     The Audit Committee of the Board of Directors of the Company has appointed the firm of Hacker, Johnson & Smith P.A., P.C. ("Hacker Johnson") as the Company's independent auditors for the year ending December 31, 2006. Such firm served as the Company's independent auditors for the year ending December 31 2005.

     In making its determination to appoint Hacker Johnson as the Company's independent auditors for 2006, the Audit Committee considered and determined that the provision of non-audit services as described below is compatible with maintaining the independence of the Company's principal independent auditors.

     In fulfilling its oversight responsibility of reviewing the services performed by the Company's independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with Hacker Johnson the overall scope and plans for the audit, the results of its audit and fees paid by the Company.

     Hacker Johnson has advised the Company that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. Representatives from Hacker Johnson are not expected to be present at the Annual Meeting.

     On November 18, 2005, Intervest Mortgage Corporation, the Company's subsidiary, engaged Hacker Johnson to be its new independent auditors replacing Eisner LLP. Eisner LLP previously served as the principal independent auditors for Intervest Mortgage Corporation. Hacker Johnson had relied on the reports of Eisner LLP in connection with its own reports. The Company's Audit Committee participated in and approved the decision to change Intervest Mortgage Corporation's independent auditors. The reports of Eisner LLP on the consolidated financial statements of Intervest Mortgage Corporation as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2004 and 2003 and the subsequent interim period preceding November 18, 2005, there have been no disagreements with Eisner LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on the consolidated financial statements of Intervest Mortgage Corporation. No "reportable events", as such term is defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the two most recent fiscal years ended December 31, 2004 and 2003 and the subsequent interim period preceding November 18, 2005.

AUDITOR FEES AND SERVICES

     The following table summarizes fees billed for professional services for the years ended December 31, 2005 and 2004 rendered by the Company's principal independent auditors, Hacker Johnson, and by Eisner LLP, who previously served as the principal independent auditors for Intervest Mortgage Corporation.

                                                       2005     2004
               ------------------------------------------------------
               Hacker, Johnson & Smith P.A., P.C:
                 Audit fees (1)                     $ 79,000  $72,000
                 Audit fees (2)                       50,000        -
                 Tax fees (3)                         11,000   11,000
                 All other fees (4)                   30,000        -
               ------------------------------------------------------
               Total                                $170,000  $83,000
               ------------------------------------------------------
               Eisner LLP
                 Audit fees (5)                     $ 16,800  $45,600
                 Tax fees                                  -        -
                 All other fees (6)                   51,500   28,000
               ------------------------------------------------------
               Total                                $ 68,300  $73,600
               ------------------------------------------------------

(1) Consist of fees for the audit of the Company's annual consolidated financial statements for the years ended December 31, 2005 and 2004, and for the review of the Company's quarterly consolidated financial statements included in its Quarterly Reports on Form 10-Q filed during 2005 and 2004.
(2) Consist of fees for the audit of the Intervest Mortgage Corporation's annual consolidated financial statements for the years ended December 31, 2005, 2004 and 2003.
(3)  Consist  of  fees  for the preparation of the Company's income tax returns.
(4) Consist of fees for the review of the Company's registration statement filed in 2005 related to the issuance of its Class A common stock.
(5) Consist of fees for the review of Intervest Mortgage Corporation's quarterly consolidated financial statements included in its Quarterly Reports on Form 10-Q filed during 2005 and 2004, and for the audit of Intervest Mortgage Corporation's annual consolidated financial statements for the year ended December 31, 2004.
(6) Consist of fees for the review of registration statements filed in 2005 and 2004 related to the issuance of Intervest Mortgage Corporation's subordinated debentures as well as a registration statement filed in 2005 related to the issuance of the Company's Class A common stock.

OTHER MATTERS

     The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditors and the estimated fees for these services. Of the time expended by the Company's principal auditors to audit the Company's financial statements for the fiscal year ended December 31, 2005, 100% of such time involved work performed by persons who were the principal auditors' full-time, permanent employees.

          STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

     Requirements for Stockholder Proposals to be considered for inclusion in the Company's Proxy Materials.

     Stockholders of the Company may submit proposals on matters appropriate for stockholder action at meetings of stockholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. For such proposals to be included in the proxy materials relating to the 2007 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and proposals must be received by the Company no later than December 16, 2006. Such proposals should be delivered to the Secretary, Intervest Bancshares Corporation, One Rockefeller Plaza (Suite 400), New York, New York 10020.

     Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.

     Except in the case of proposals made in accordance with Rule 14a-8 and for stockholder nominations to the Board of Directors, which are governed by the procedures for director nominations described above, for proposals to be considered at an Annual Meeting, the stockholder must have given notice thereof in writing to the Secretary of the Company not less than 90 nor more than 120 days in advance of the date of the Company's proxy statement in connection with the immeditately preceding annual meeting of stockholders. To be timely for the 2007 Annual Meeting, a stockholder's notice must be delivered to or mailed and received by the Secretary of the Company after December 16, 2006 and prior to January 15, 2007. A stockholder's notice to the Secretary must set forth, as to each matter the stockholder proposes to bring before the Annual Meeting, the information required by the Company's bylaws.

     In addition, the proxy solicited by the Board of Directors for the 2007 Annual Meeting will confer discretionary authority to vote (i) on any proposal presented by a stockholder at that meeting for which the Company has not been provided with notice prior to January 15, 2007, and (ii) on any other proposal (notwithstanding timely notice) made in accordance with the Company's bylaws, if the proxy statement briefly describes the matter and how management will direct the proxy holders to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) of the Securities Exchange Act of 1934.

                                  OTHER MATTERS

     The cost of solicitation of the proxies by the Company will be borne by the Company. In addition to such solicitation of proxies by mail, the Company, through its directors, officers and employees, may also solicit proxies personally or by telephone, telegraph or fax. The Company will request persons, firms and corporations holding shares of common stock in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

     As of this date, the Board of Directors does not know of any business to be brought before the meeting other than as specified above. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in such manner as may be determined by a majority of the Board of Directors or its Executive Committee.

     Copies of the 2005 Annual Report of the Company are included in this mailing to stockholders. Additional copies of the Company's 2005 Annual Report may be obtained by written request addressed to Intervest Bancshares Corporation, Attention: Secretary, One Rockefeller Plaza (Suite 400) New York, New York 10020.



                                        By Order of the Board of Directors,



                                        Lawrence G. Bergman
                                        Secretary
Dated: April 15, 2006


A COPY OF THE ANNUAL REPORT OF THE COMPANY ON FORM 10-K FOR ITS MOST RECENT FISCAL YEAR, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED UPON REQUEST AND WITHOUT CHARGE TO BENEFICIAL HOLDERS OF THE CLASS A COMMON STOCK OF THE COMPANY. WRITTEN REQUESTS SHOULD BE DIRECTED TO: INTERVEST BANCSHARES CORPORATION, ATTENTION: SECRETARY, ONE ROCKEFELLER PLAZA (SUITE 400) NEW YORK, NEW YORK 10020. TELEPHONE INQUIRIES SHOULD BE DIRECTED TO (212) 218-2800. IN ADDITION, THE ANNUAL REPORT OF THE COMPANY ON FORM 10-K (WITH
EXHIBITS) IS AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (WWW.SEC.GOV).

                                   APPENDIX A
                                                                 April 2005

                        INTERVEST BANCSHARES CORPORATION
                             INTERVEST NATIONAL BANK
                         INTERVEST MORTGAGE CORPORATION

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of Intervest Bancshares Corporation (the "Company"), (2) the independent auditors' qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

The Audit Committee serves as the Audit Committee for Intervest Bancshares Corporation and its wholly-owned subsidiaries, Intervest National Bank and Intervest Mortgage Corporation. As such, it is also the Audit Committee required by the rules of the Comptroller of the Currency. References in this charter to the "Company" shall include reference to the Company's subsidiaries, as appropriate.

COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. Audit Committee members shall meet the independence and educational requirements of the NASDAQ Corporate Governance Rules, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. Among other things, all members of the Audit Committee shall have a working familiarity with basic finance and accounting practices. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or outside consultants.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet privately in executive session at least annually with management and the independent auditors separately to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or at least its Chairperson should meet with the independent auditors and management quarterly to review the Corporation's financial statements consistent with Section IV.3 below.

RESPONSIBILITIES  AND  DUTIES

The Audit Committee shall have the sole authority to appoint or replace the independent auditor(s) of the Company and its subsidiaries. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimus exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit
Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board of Directors. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee will see that the charter is published at least every three years in accordance with SEC regulations.

The  Audit Committee, to the extent it deems it necessary or appropriate, shall:

Financial  Statement  and  Disclosure  Matters
----------------------------------------------

1. Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Report on Form 10-K.

2. Review and discuss with management and the independent auditors the Company's (and its subsidiaries') quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

3. Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material deficiencies.

4.   Review  and  discuss  quarterly  reports  from the independent auditors on:

     (a)     All critical accounting policies and practices to be used.

     (b) All alternative treatments of financial information with generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors.

     (c) Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6. Discuss with management and the independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the Company's chief executive and chief financial officers during their certification process for the Reports on Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditors
---------------------------------------------------------------------

10. Obtain and review a report from the independent auditors at least annually regarding (a) the independent auditors' internal quality control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firms, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firms,
(c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company. Evaluate the qualifications, performance and independence of the independent auditors, including considering whether the auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditors' independence, and taking into account the opinions of management and the internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board.

11. Discuss with the independent auditors the planning and staffing of the annual audit.

Oversight of the Internal Audit Function
----------------------------------------

12. Review the appointment and replacement of the internal auditors for the Company and review and approve the plan for internal audits.

13. Review the significant reports to management prepared by the internal auditors and management's responses.

14. Discuss with the independent auditor and management the internal audit function responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

15. Meet with the internal auditors to review the progress of their internal audits and to discuss any significant findings and recommendations.

16. Review and approve the audit scope, procedures and frequencies to ensure they are commensurate with the Company's activities and risks.

17. Conduct an annual review of the internal auditor's expertise and job performance, which review will include an assessment of the independence of the internal audit function from management.

18. Require the internal auditor to provide, no less frequently than once per month, a written report containing an outline and general overview of audit activities during the prior month. The report, which should be issued on or about the first day of each month, will be distributed to each member of the Committee, as well as the Company's chief executive officer.

19. Require the internal auditor to include, in each monthly report, a copy of the annual audit plan matrix, which matrix will be updated to reflect the completion of each segment of the annual plan, so as to enable the Committee to monitor performance against the annual plan.

Compliance  Oversight  Responsibilities
---------------------------------------

20. Obtain from the independent auditors assurance that Section 10A(b) of the Exchange Act has not been implicated.

21. Obtain reports from management, the Company's internal auditors and the independent auditors that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company's Code of Ethics. Review reports and disclosures of insider and affiliated party transactions and review and approve all related-party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics.

22. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

LIMITATION  OF  AUDIT  COMMITTEE'S  ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

                                   APPENDIX B
                                                               FEBRUARY 2006
                        INTERVEST BANCSHARES CORPORATION

                            LONG-TERM INCENTIVE PLAN
                            ------------------------

SECTION  1     GENERAL
               -------

     1.1     Purpose.  This Intervest Bancshares Corporation Long-Term Incentive
             -------
Plan (the "Plan") has been established by Intervest Bancshares Corporation (the "Company") (a) to attract and retain persons eligible to participate in the Plan; (b) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similar companies; and (d) further identify Participants' interests with those of the Company's other stockholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Related Companies, including the growth in value of the Company's equity and enhancement of long-term stockholder return.

     1.2     Participation.  Subject  to  the  terms and conditions of the Plan,
             -------------
the Committee shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacements of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company).

     1.3     Operation,  Administration  and  Definitions.  The  operation  and
             --------------------------------------------
administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to Operation and Administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 1.4 of the Plan).

     1.4     Defined  Terms.  For  purposes  of the Plan, the terms listed below
             --------------
shall be defined as follows:

     (a)     Award.  The term "Award" shall mean any award or benefit granted to
             -----
any Participant under the Plan, including, without limitation, the grant of Options, SARs, Stock Awards and Cash Awards.

     (b)     Board.  The  term  "Board" shall mean the Board of Directors of the
             -----
Company.

     (c)     Change  in Control.  The term "Change in Control" means a change in
             ------------------
control occurring after the Effective Date of this Plan of a nature that would be required to be reported in a proxy statement with respect to the Company (even if the Company is not actually subject to said reporting requirements) in response to Item 6(e) (or any comparable or successor Item) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except that any merger, consolidation or corporate reorganization in which the owners of the Company's capital stock entitled to vote in the election of directors (the "Voting Stock") prior to said combination receive 75% or more of the resulting entity's Voting Stock shall not be considered a change in control for the purposes of this Plan; and provided that, without limitation of the foregoing, such change in control shall be deemed to have occurred if (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, excluding any stock purchase or employee stock ownership plan maintained by the Company or a Related Company) becomes the "beneficial owner" (as that term is defined by the Securities and Exchange Commission for purposes of Section 13(d) of the Exchange Act), directly or indirectly, of more than 15% of the outstanding Voting Stock of the Company or its successors; or (ii) during any period of two consecutive years a majority of the Board of Directors no longer consists of individuals who were members of the Board of Directors at the beginning of such period, unless the election of each director who was not a director at the beginning of the period was approved by a vote of at least 75% of the directors still in office who were directors at the beginning of the period.

     (d)     Code.  The  term "Code" means the Internal Revenue Code of 1986, as
             ----
amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

     (e)     The  term  "Committee"  is  as  defined  in  Section  5.
                         ---------

     (f)     The  term "Eligible Individual" shall mean any employee, officer or
                        -------------------
non-employee director of the Company or a Related Company.

     (g)     Fair  Market  Value.  For  purposes of determining the "Fair Market
             -------------------                                     -----------
Value" of a share of Stock, the following rules shall apply:
-----

          (i) If the Stock is at the time listed or admitted to trading on any stock exchange or a national market system, including without limitation the Nasdaq National Market, then the "Fair Market Value" shall be the mean between the lowest and highest reported sale prices of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted to trading. If no reported sale of Stock takes place on the date in question on the principal exchange, then the reported closing asked price of the Stock on such date on the principal exchange shall be determinative of "Fair Market Value."

          (ii) If the Stock is not at the time listed or admitted to trading on a stock exchange, the "Fair Market Value" shall be the mean between the lowest reported bid price and highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Stock in such market.

          (iii) If the Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the "Fair Market Value" shall be as determined in good faith by the Committee.

     (h)     Related  Companies.  The  term  "Related  Company"  means  (i)  any
             ------------------
corporation, partnership, joint venture or other entity during any period in which it owns, directly or indirectly, at least 50% of the voting power of all classes of stock of the Company (or successor to the Company) entitled to vote; and (ii) any corporation, partnership, joint venture or other entity during any period in which at least 50% voting or profits interest is owned, directly or indirectly, by the Company, by any entity that is a successor to the Company, or by any entity that is a Related Company by reason of clause (i) next above.

     (i)     Stock.  The  term "Stock" shall mean shares of Class A Common stock
             -----
of  the  Company.

SECTION 2.     OPTIONS  AND  SARS
               ------------------

     2.1     Descriptions.
             ------------

     (a) The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in Section 422(b) of the Code. A "Non-Qualified Option" is an Option that is not intended to be an "incentive stock option" as that term is described in Section 422(b) of the Code.

     (b) A stock appreciation right (a "SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to all or a portion of the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee pursuant to Section 2.2 of the Plan.

     2.2     Exercise  Price.  The  "Exercise  Price"  of  each  Option  and SAR
             ---------------
granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; except that the Exercise Price for Incentive Stock Options shall not be less than 100% of the Fair Market Value of a share of Stock as of the Pricing Date (or less than 110% of the Fair Market Value of a share of Stock as of the Pricing Date in the case of Participants owning 10% of the voting stock of the Company). For purposes of the preceding sentence, the "Pricing Date" shall be the date on which the Option is granted.

     2.3     Exercise.  An  Option  and  SAR  shall be exercisable in accordance
             --------
with such terms and conditions and during such periods as may be established by the Committee.

     2.4     Payment  of  Option  Exercise  Price.  The  payment of the Exercise
             ------------------------------------
Price of an Option granted under this Section 2 shall be subject to the following:

     (a) Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in subsection 2.4(c), payment may be made as soon as practicable after the exercise).

     (b) The Exercise Price shall be payable in cash or, at the option of the Committee, by tendering shares of Stock (by either actual delivery of shares or by attestation, with such shares valued at Fair Market Value as of the day of exercise), or in any combination thereof, as determined by the Committee.

     (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     2.5     Settlement  of Award.  Distribution following exercise of an Option
             --------------------
or SAR, and shares of Stock distributed pursuant to such exercise, shall be subject to such conditions, restrictions and contingencies as the Committee may establish. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or SAR as the Committee determines to be desirable.

SECTION  3     OTHER  AWARDS
----------     -------------

     3.1     Stock  Award.  A  Stock Award is a grant of shares of Stock or of a
             ------------
right to receive shares of Stock (or their cash equivalent or a combination of both) in the future. Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. These may include continuous service and/or the achievement of performance goals. The performance goals that may be used by the Committee for such Awards may consist of cash generation targets, profit, revenue and market share targets, profitability targets as measured by return ratios, and stockholder returns. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes, with the measurement based on absolute Company or business unit performance and/or on performance as compared with that of other publicly-traded companies.

     3.2     Cash  Award.  A  Cash  Award is a right denominated in cash or cash
             -----------
units to receive a payment, which may be in the form of cash, shares of Stock or a combination, based on the attainment of pre-established performance goals and such other conditions, restrictions and contingencies as the Committee shall determine. The performance goals that may be used by the Committee for such awards may consist of cash generation targets, profits, revenue and market share targets, profitability targets as measured by return ratio, stockholder returns and such other goals as may be designated by the Committee. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes with the measurement based on absolute Company or business unit performance and/or on performance as compared with that of other publicly-traded companies.

SECTION  4     OPERATION  AND  ADMINISTRATION
----------     ------------------------------

     4.1     Effective Date.  Subject to the approval of the stockholders of the
             --------------
Company, the Plan shall be effective as of February 23, 2006 (the "Effective Date"); provided, however, that to the extent that Awards are made under the Plan prior to its approval by stockholders, they shall be contingent on approval of the Plan by the stockholders of the Company. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no

Incentive Stock Options may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by stockholders.

     4.2     Shares  Subject  to  Plan.
             -------------------------

     (a)     (i)     Subject to the following provisions of this subsection 4.2, the maximum number shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 750,000 shares.

          (ii) Any shares of Stock granted under the Plan that are forfeited back to the Company because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

          (iii) If the Exercise Price of any Option granted under the Plan or any Prior Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

          (iv) Shares of Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution as a result of the Company or a Related Company acquiring another entity (or an interest in another entity).

     (b) Subject to subsection 4.2(c), the following additional maximums are imposed under the Plan.

          (i) The maximum number of shares of Stock that may be issued by Options intended to be Incentive Stock Options shall be 750,000 shares.

          (ii) The maximum number of shares that may be covered by Awards granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 200,000 shares in any one calendar year.

          (iii) The maximum payment that can be made for awards granted to any one individual pursuant to Section 3 (relating to Stock Awards and Cash Awards) shall be $1,000,000 for any single or combined performance goals established for any specified performance period. If an Award granted under
Section 3 is, at the time of grant, denominated in shares, the value of the shares of Stock for determining this maximum individual payment amount will be the Fair Market Value of a share of Stock on the first day of the applicable performance period.

     (c) Subject to Section 4.14 below relating to changes in control, in the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee (a) will make any appropriate adjustments to the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under this subsection 4.2(a) and (b), and (b) will adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include adjustment of: (i) the number and kind of shares which may be delivered under the Plan; (ii) the number and kind of shares subject to outstanding Awards; and (iii) the Exercise Price of outstanding Options and SARs; as well as any other adjustments that the Committee determines to be equitable.

     4.3     Limit  on  Distribution.  Distribution  of shares of Stock or other
             -----------------------
amounts under the Plan shall be subject to the following:

     (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

     (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange or a national market system, including without limitation the Nasdaq National Stock Market.

     4.4     Tax  Withholding.  Whenever  the Company proposes or is required to
             ----------------
distribute Stock under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

     4.5     Dividends  and  Dividend  Equivalents.  An  Award  may  provide the
             -------------------------------------
Participant with the right to receive dividends or dividend equivalent payments with respect to Stock which may be either paid currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

     4.6     Payments.  Awards  may  be  settled  through  cash  payments,  the
             --------
delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents.

     4.7     Transferability.  Except  as  otherwise  provided by the Committee,
             ---------------
Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

     4.8     Form  and  Time  of  Elections.  Unless otherwise specified herein,
             ------------------------------
each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     4.9     Agreement  With  Company.  At the time of an Award to a Participant
             ------------------------
under the Plan, the Committee may require a Participant to enter into an agreement with the Company (the "Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

     4.10     Limitation  of  Implied  Rights.
              -------------------------------

     (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Related Company. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

     (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any Eligible Individual the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

     4.11     No  Fractional  Shares.  No  fractional  shares  of Stock shall be
              ----------------------
issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid or transferred in lieu of any fractional shares of Stock, or whether such fractional shares of Stock or any rights thereto shall be canceled.

     4.12     Evidence.  Evidence  required  of  anyone under the Plan may be by
              --------
certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     4.13     Exceeding  Limitations.  To  the  extent  that  the aggregate Fair
              ----------------------
Market Value of Stock (determined at the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and all Related Companies) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options, to the extent required by Section 422 of the Code.

     4.14     Change  in  Control.  Subject  to the provisions of subsection 4.2
              -------------------
(relating to the adjustment of shares), and except as otherwise provided in the Plan or the agreement reflecting the applicable Award, upon the occurrence of a Change in Control:

          (a) All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

          (b) All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

          (c)     All  Stock  Awards  shall  become  fully  vested.

     4.15.     Action  by  Company  or  Related Company.  Any action required or
               ----------------------------------------
permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company.

     4.16.     Gender and Number.  Where the context admits, words in any gender
               -----------------
shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

SECTION  5     COMMITTEE
----------     ---------

     5.1.     Administration.  The authority to control and manage the operation
              --------------
and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 5.

     5.2.     Selection  of  Committee.  The  Committee shall be selected by the
              ------------------------
Board, and shall consist of two or more members of the Board.

     5.3.     Powers  of  Committee.  The  authority  to  manage and control the
              ---------------------
operation and administration of the Plan shall be vested in the Committee, subject to the following:

     (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by

Section 6) to cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the individual, the individual's present and potential contribution to the Company's success and such other factors as the Committee deems relevant.

     (b) Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Code Section 162(m), and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

     (c) The Committee will have the authority and discretion to establish terms and conditions of Awards as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

     (d) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

     (e) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding.

     (f) Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted and is expressly stated in the Agreement reflecting the Award).

     (g) In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by a writing filed without a meeting. The Committee shall maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

     5.4     Delegation  by  Committee.  Except  to  the  extent  prohibited  by
             -------------------------
applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     5.5     Information  to be Furnished to Committee.  The Company and Related
             -----------------------------------------
Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company and Related Companies as to an Eligible Individual's employment or other provision of services, termination of employment or cessation of the provision of services, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

SECTION  6     EFFECT,  DISCONTINUANCE,  CANCELLATION, AMENDMENT AND TERMINATION
----------     -----------------------------------------------------------------

     6.1     Effect  on  Other  Awards or Bonuses.  Neither adoption of the Plan
             ------------------------------------
nor the grant of Awards to a Participant will affect the Company's right to grant to such Participant Awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to Eligible Individuals.

     6.2     Discontinuance, Cancellation, Amendment and Termination.  The Board
             -------------------------------------------------------
may at any time discontinue granting Awards under the Plan. The Board may at any time or times alter or amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of (a) the Company's stockholders, to the extent stockholder approval of the amendment is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Stock is listed or quoted, (i) increase the maximum number of shares available under the Plan, (ii) change the group of persons eligible to receive Awards under the Plan, (iii) extend the time within which Awards may be granted, or (iv) amend the provisions of this Section 6.2, and (b) each affected Participant if the amendment, alteration or termination would adversely affect the Participant's rights or obligations under any Award made prior to the date of the amendment, alteration or termination. The termination of the Plan would not affect the validity of any Award outstanding on the date of termination.

PROXY                   INTERVEST BANCSHARES CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF STOCKHOLDERS ON MAY 25, 2006

The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints Jerome Dansker and Lowell S. Dansker, or either of them, proxies of the undersigned, each with full power of substitution, to vote all shares of Class A common stock of INTERVEST BANCSHARES CORPORATION (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 25, 2006 at 9:30 A.M. local time (the "Annual Meeting"), and at any adjournment or postponement thereof, as hereinafter specified with respect to the following proposals, more fully described in the Notice of and Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged. The Board of Directors recommends a vote FOR all of the director nominees and a vote FOR proposals 2, 3 and 4.


1.   Election  of  Directors;

     Nominees:  Michael A. Callen, Wayne F. Holly, Lawton Swan, III

                                WITHHELD
          FOR all nominees      for all
            listed above        Nominees               To withhold authority to vote for any individual
                                                       nominee, print the name(s) on the lines below.
                [_]               [_]
                                                       __________________________________________

                                                       __________________________________________

                                                       __________________________________________

                                                       __________________________________________

                                                       __________________________________________

2.   To consider and approve an amendment to the Company's        For [_]    Against [_]    Abstain [_]
     Restated Certificate of Incorporation to increase the
     number of authorized shares of Class A common stock
     from 9,500,000 to 12,000,000;

3.   To consider and approve the 2006 Long Term Incentive         For [_]    Against [_]    Abstain [_]
     Plan;

4.   To consider and approve amendments to outstanding            For [_]    Against [_]    Abstain [_]
     common stock warrants held by the Chairman; and

5. In their discretion, upon any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof.


THE  SHARES  REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH
                                                     ---
HEREIN UNLESS A CONTRARY CHOICE IS SPECIFIED. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Signature ________________  Date _______ Signature ________________  Date_______

Note: (Please sign exactly as name appears hereon. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc. should so indicate when signing).

COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.